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CBL Completes Acquisition of 21 Malls
Page 1
January 31, 2001


Contact:  John Foy
          Vice Chairman and CFO
          (423) 855-0001


          CBL & ASSOCIATES PROPERTIES COMPLETES ACQUISITION OF 21 MALLS

CHATTANOOGA, Tenn. (Jan. 31, 2001) - CBL & Associates Properties, Inc. (NYSE:CBL) today announced it completed the acquisition of The Richard E. Jacobs Group's interests in 21 malls and two associated centers for total consideration of approximately $1.301 billion, including the acquisition of minority interests in certain properties. The purchase price is comprised of $124.8 million in cash including closing costs of approximately $12 million, $771.3 million in non-recourse mortgage debt, and the issuance of 12,556,425 special common units of CBL's operating partnership with a value of $32.25 per unit. The cash portion was funded from a new $212 million unsecured credit facility provided by a consortium of banks led by Wells Fargo.

     The acquired properties, which total approximately 19.2 million square feet, include five malls in Wisconsin, three each in North Carolina, Kentucky and South Carolina, two each in Michigan and Ohio, one each in Illinois, Tennessee and Texas and associated centers in both Ohio and Wisconsin. The Company acquired 100% interest in 16 of the malls and one of the associated centers and partial interests, ranging from 50% to 80%, in five of the malls and one of the associated centers.

     CBL is now the largest owner of malls and shopping centers in the Southeast and the third largest mall real estate investment trust in terms of GLA owned in the United States, having posted extraordinary growth in size and earnings since its formation as a privately owned company in 1978 with only one shopping center and its subsequent initial public offering in 1993.

     "This transaction clearly defines CBL as the leading mall owner in the Southeast and accelerates our previous expansion in the Midwest," stated Charles
B. Lebovitz, chairman and chief executive officer. "With our knowledge of these markets and our dominant position in them, we believe this transaction will add significant value for the benefit of our shareholders. We are very excited about the opportunity to enhance the franchise value of these malls through our leasing and specialty leasing programs, aggressive marketing and property management, and renovation and redevelopment where appropriate, all of which we expect to result in stronger properties.



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CBL Completes Acquisition of 21 Malls
Page 2
January 31, 2001


     "Our entire organization has worked tirelessly over the last several months to ensure that the integration of these properties will be as seamless as possible from day one. These integration efforts, which include adding personnel in several areas of the company, have positioned us to take advantage of the many opportunities this acquisition creates. We have also enjoyed working with the Jacobs organization and have appreciated their cooperation throughout this transaction."

     CBL & Associates Properties, Inc. is a real estate investment trust that owns regional malls and community shopping centers, primarily in the Southeast and select markets in the Northeast and Midwest. With a total of 51 enclosed malls, the Company now has a portfolio of 158 properties in 26 states totaling
55.9 million square feet, including 2.1 million square feet of non-owned shopping centers managed for third parties. The Company has under construction five new projects totaling approximately 1.7 million square feet, including two malls, one community center and two mall expansions. In addition to its headquarters in Chattanooga, TN, CBL has a regional office in Boston (Waltham), MA. The Company can be found on the Internet at www.cblproperties.com.

Information included herein contains "forward-looking statements" within the meaning of the federal securities laws. Such statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual events, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference therein, and the Company's current report on Form 8-K being filed in connections with the transaction described herein, for a discussion of such risks and uncertainties.

The shopping centers acquired are:

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                                     Total       Mall Store                                          Percentage
Mall (Market)                        GLA         GLA          Anchors                                Acquired
-------------                        ---         ---          -------                                --------
---------------------------------------------------------------------------------------------------------------



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CherryVale Mall (Rockford)             714,000    300,000     Bergner's, Marshall Field, Sears          100%
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Kentucky

Fayette Mall (Lexington)             1,096,000    298,000     Dillard's, JC Penney, Lazarus, Sears      100
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Jefferson Mall (Louisville)            936,000    275,000     Dillard's, JC Penney, Lazarus, Sears      100
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Kentucky Oaks (Paducah)                878,000    298,000     Dillard's(2), Elder-Beerman,               50(1)
                                                               JC Penney, Sears, ShopKo
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Michigan

Midland Mall (Midland)                 514,000    196,000     Elder-Beerman, JC Penney,                 100
                                                              Sears, Target
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Fashion Square Mall (Saginaw)          786,000    287,000     Hudson's, JC Penney, Sears                100
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North Carolina

Randolph Mall (Asheboro)               376,000    147,000     Belk, JC Penney, Sears                    100
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Cary Towne Center (Cary)               953,000    294,000     Hudson Belk, Dillard's, Hecht's,           80
                                                              JC Penney, Sears
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Hanes Mall (Winston-Salem)           1,556,000    548,000     Belk, Dillard's, Hecht's,                 100
                                                              JC Penney, Sears
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Ohio

Eastgate Mall (Cincinnati)             905,000    268,000     Dillard's, JC Penney, Kohl's, Sears       100
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Eastgate Crossing (Cincinnati)         194,000                Border's, Circuit City, Kids 'R Us,       100
                                                              Kroger
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Towne Mall (Franklin)                  521,000    152,000     Dillard's, Elder-Beerman, Sears           100
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South Carolina

Citadel Mall  (Charleston)           1,068,000    294,000     Belk, Dillard's, Parisian, Sears          100
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Columbia Mall (Columbia)             1,113,000    297,000     Dillard's, JC Penney, Rich's, Sears        79
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Northwoods Mall (North Charleston)     833,000    312,000     Belk, Dillard's, JC Penney, Sears         100
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Tennessee

Old Hickory Mall (Jackson)             555,000    159,000     Belk, Goldsmith's, JC Penney, Sears       100
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Texas

Parkdale Mall (Beaumont)             1,411,000    462,000     Dillard's (2), JC Penney,                 100
                                                              Montgomery Ward, Sears
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Wisconsin

East Towne Mall (Madison)              895,000    295,000     Boston Store, JC Penney, Sears,            65
                                                              Younkers
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West Towne Mall (Madison)            1,021,000    260,000     Boston Store, JC Penney, Sears,            65
                                                              Younkers
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West Towne Crossing (Madison)          447,000                Barnes & Noble, Best Buy, Cub              65
                                                              Foods, Ganders Mountain, Kohl's,
                                                              Office Max, ShopKo
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Brookfield Square Mall (Milwaukee)   1,041,000    316,000     Boston Store, JC Penney, Sears            100
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Regency Mall (Racine)                  918,000     68,000     Boston Store, JC Penney, Sears,           100
                                                              Younkers
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Wausau Center (Wausau)                 429,000    156,000     JC Penney, Sears, Younkers                100
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(1) Managed by a third party